UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2014

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

Mr. Dean Secord has informed Amphenol Corporation (the Company) that he will not stand for re-election as a member of the Company’s Board of Directors when his term expires at the Company’s next Annual Meeting of stockholders.  The Company plans to hold its next Annual Meeting of stockholders on May 21, 2014.

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)

Effective April 25, 2014, the Board of Directors amended and restated the Company’s By-Laws to:

•                  Amend Article I, Section 2 to lower the threshold of the Company’s voting power required to call special meetings of stockholders from 50% to 25%

•                  Amend Article I, Section 2 to include procedural and informational requirements for stockholders to call a special meeting, including that (i) no business may be conducted at the special meeting except as set forth in the Company’s notice of meeting, (2) a special meeting will not be held if similar business is to be covered at an annual or special meeting called by the Board of Directors to be held within 90 days after the special meeting request is received by the Secretary, (3) no stockholder special meeting request may be made during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (4) a special meeting request cannot cover business substantially similar to what was covered at an annual or special meeting held not more than 120 days before the special meeting request was received by the Secretary, (5) any shares beneficially owned or held of record as of the date of the request and sold by the requesting stockholder prior to the meeting will be treated as a revocation of the request to the extent of the shares sold and (6) the requesting stockholder’s notice must include information (as specified in the amendment to the By-Laws) as to the business proposed to be conducted, as to each nominee (if applicable), and as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is made.

•                  Amend Article II, Section 5 to allow any action by the Board of Directors or Committee of the Board of Directors to be taken without a meeting if all members consent thereto in writing or by electronic transmission.

•                  Amend Article V, Section 1 to allow certain notices to directors and stockholders, as well as waivers of notice, to be given by electronic transmission.

•                  Make clarifications, updates, conforming changes and other non-substantive changes to Articles I, II, IV and V of the By-Laws.

This description of the amendments to the By-Laws is qualified in its entirety by reference to the text of the Second Amended and Restated By-Laws filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are attached herewith:

Exhibit 99.1                              Second Amended and Restated Bylaws (as of April 25, 2014)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPHENOL CORPORATION

By:	/s/ R. Adam Norwitt
R. Adam Norwitt
President and
Chief Executive Officer

Date: April 28, 2014